UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 18, 2014

The First Marblehead Corporation
(Exact name of registrant as specified in charter)

Delaware	001-31825	04-3295311
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The Prudential Tower 800 Boylston Street, 34th Floor Boston, Massachusetts	02199-8157
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (800) 895-4283

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

On December 18, 2014, The First Marblehead Corporation (the “Corporation”) issued a press release announcing that the Internal Revenue Service (“IRS”) has informed the Corporation that it is no longer challenging the federal tax refunds the Corporation previously received in the amounts of $176.6 million and $45.1 million.  The Corporation expects to receive formal written confirmation of the IRS’s decision not to make these adjustments during the third quarter of fiscal 2015.  As for all refunds in excess of $2 million, the IRS’s decision is subject to the review of the Congressional Joint Committee on Taxation pursuant to 26 U.S.C. § 6405.

The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Cautionary Statement

Statements in this Current Report on Form 8-K regarding the IRS’s decision to not challenge the federal tax refunds the Corporation previously received in the amounts of $176.6 million and $45.1 million and the review of such decision by the Joint Committee on Taxation, as well as any other statements that are not purely historical, constitute forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. These forward-looking statements are based upon the Corporation’s expectations as of December 18, 2014.  The inclusion of this forward-looking information should not be regarded as a representation by the Corporation or any other person that the future expectations expressed or implied by the Corporation will be achieved.  You are cautioned that matters subject to forward-looking statements involve known and unknown risks and uncertainties, including economic, legislative, regulatory, competitive and other factors, which may cause the Corporation’s actual financial or operating results, or the timing of events, to be materially different than those expressed or implied by forward-looking statements.  Important factors that could cause or contribute to such differences include: the timing and receipt by the Corporation of formal written confirmation from the IRS of its decision to not challenge the federal tax refunds the Corporation previously received in the amounts of $176.6 million and $45.1 million, the outcome of the review by the Joint Committee on Taxation, and any reconsideration by the IRS as a result of the review by the Joint Committee on Taxation.  The Corporation specifically disclaims any obligation to update any forward-looking statements as a result of developments occurring after the date of this Current Report on Form 8-K, and you should not rely on those statements as representing the Corporation’s views as of any date subsequent to the date of this Current Report on Form 8-K.

Item 9.01                      Financial Statements and Exhibits

(d)           Exhibits

99.1	Press release issued by The First Marblehead Corporation on December 18, 2014 entitled “First Marblehead Announces the IRS is Withdrawing its Proposed Adjustments”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FIRST MARBLEHEAD CORPORATION
Date: December 18, 2014	By:	/s/ Alan Breitman
Alan Breitman Managing Director and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibits
99.1	Press release issued by The First Marblehead Corporation on December 18, 2014 entitled “First Marblehead Announces the IRS is Withdrawing its Proposed Adjustments”